UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

Manitowoc Foodservice, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2227 Welbilt Boulevard, New Port Richey, FL 34655
(Address of principal executive offices including zip code)

(727) 375-7010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

Manitowoc Foodservice, Inc. is furnishing certain quarterly segment financial data and certain quarterly non-GAAP financial measures, in each case for the years ended December 31, 2015 and 2014, which are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this current report and are incorporated in this Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit
	99.1	Quarterly segment financial data of Manitowoc Foodservice, Inc
	99.2	Quarterly non-GAAP financial measures of Manitowoc Foodservice, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: April 12, 2016	/s/ John O. Stewart
John O. Stewart
Senior Vice President & Chief Financial Officer

MANITOWOC FOODSERVICE, INC.

EXHIBIT INDEX

TO

CURRENT REPORT ON FORM 8-K

Dated as of April 12, 2016

Exhibit No.	Description

99.1	Quarterly segment financial data of Manitowoc Foodservice, Inc
99.2	Quarterly non-GAAP financial measures of Manitowoc Foodservice, Inc.

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